UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2017
MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-13697	52-1604305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2017, Mohawk Industries, Inc. (the “Company”) entered into an extension agreement by and among the Company and certain of its subsidiaries, as borrowers, Wells Fargo Bank, National Association, as administrative agent, swing line lender, and an L/C issuer, and the other lenders party thereto (the “Extension Agreement”) to extend the term of its existing $1.8 billion senior, unsecured amended and restated credit facility, which the Company entered into on March 26, 2015 (as amended or modified from time to time, the “Senior Credit Facility”). The Extension Agreement extends the maturity date of the Senior Credit Facility from March 26, 2021 to March 26, 2022 with respect to all but $105 million of the total amount committed under the Senior Credit Facility. All other material terms and conditions of the Senior Credit Facility remain in full force and effect.

The foregoing description of the Extension Agreement does not purport to be a complete summary and is qualified in its entirety by reference to the full text of the Extension Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference. The information regarding the Senior Credit Facility set forth in the Company’s Current Reports on Form 8-K filed on March 27, 2015 and March 4, 2016 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
The documents included as exhibits to this report are filed solely to provide information about their terms, are not intended to provide any factual or other information about the Company or the other parties to the agreements, and should not be relied upon by investors for any other purpose.

(d) Exhibits

10.1 Extension Agreement, dated as of March 10, 2017, by and among the Company and certain of its subsidiaries, as borrowers, Wells Fargo Bank, National Association, as administrative agent, swing line lender, and an L/C issuer, and the other lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date:	March 13, 2017	By:	/s/ R. David Patton
R. David Patton
Vice President - Business Strategy, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit

10.1
Extension Agreement, dated as of March 10, 2017, by and among the Company and certain of its subsidiaries, as borrowers, Wells Fargo Bank, National Association, as administrative agent, swing line lender, and an L/C issuer, and the other lenders party thereto.